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                          AMENDMENT TO EMPLOYMENT AGREEMENT



The EMPLOYMENT AGREEMENT dated May 1, 1995 by and between Level 8 Systems, Inc
    (previously Across Data Systems, Inc.), a New York corporation ("ACROSS") and Joseph J. DiZazzo ("Executive") is hereby amended to raise Executive's annual salary to $75,000 effective November 1, 1996.


WITNESS THE DUE EXECUTION AND DELIVERY HEREOF as of  October 23, 1996.


LEVEL 8 SYSTEMS, INC.


BY: /s/ Arie Kilman, President, CEO
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   Arie Kilman, President, CEO



EXECUTIVE

    /s/ Joseph J. DiZazzo
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     Joseph J. DiZazzo